UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)
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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12
THE AZEK COMPANY INC.
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THE AZEK COMPANY INC. 1330 W FULTON STREET, #350 CHICAGO, IL 60607 V60619-P22633 You invested in THE AZEK COMPANY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 28, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 14, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Your Vote Counts! THE AZEK COMPANY INC. 2025 Annual Meeting Vote by February 27, 2025 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* February 28, 2025 8:00 AM, EST Virtually at: www.virtualshareholdermeeting.com/AZEK2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) Gary Hendrickson 02) Jesse Singh 03) Pamela Edwards 04) Howard Heckes05) Vernon J. Nagel 06) Harmit Singh 07) Brian Spaly 08) Fiona Tan For 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2025. For 3. To approve, on an advisory, non-binding basis, the compensation of our named executive officers. For 4. To approve amendments to our certificate of incorporation to remove references to our former private equity sponsors and make certain other immaterial changes. For 5. To approve an amendment to our certificate of incorporation to remove the sponsor corporate opportunity waiver provision. For 6. To approve an amendment to our certificate of incorporation to remove the sponsors’ exemption from certain business combination restrictions. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V60620-P22633